SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	87-0406858 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362
(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 31, 2018, the Company engaged Mr. Jesus Quintero as its Chief Financial Officer. There was no arrangement or understanding between the Company and Mr. Quintero or any other person pursuant to which Mr. Quintero was selected as an officer. There exists no family relationship between any director or executive officer of the Company and Mr. Quintero.

From January, 2013 to September, 2014, Mr. Quintero served as the Chief Financial Officer of the Brazil Interactive Media, Inc. Mr. Quintero is the current CFO for Mass Roots Inc (OTC: MSRT ). From  2011 to the present, Mr. Quintero has served as a financial consultant to several multi-million dollar businesses in South Florida. He has extensive experience in public company reporting and SEC/SOX compliance, and held senior finance positions with Avnet, Inc. (NYSE: AVT), Latin Node, Inc., Globetel Communications Corp. (AMEX: GTE) and Telefonica of Spain. His prior experience also includes tenure with Price Waterhouse and Deloitte & Touche. Mr. Quintero earned a B.S. in Accounting from St. John’s University and is a certified public accountant.

Since the beginning of the Company’s last fiscal year, Mr. Quintero has not been involved in any transaction with any related person, promoter or control person of the Company that is required to be disclosed pursuant to Item 404 of Regulation S-K.

The Company and Mr. Quintero entered into a written contract, in which Mr. Quintero agreed to render services as Chief Financial Officer to the Company. Mr. Quintero’s duties include, but are not limited to: providing such services and fiduciary duties as are provided by a Chief Financial Officer of a publicly traded fully reporting company in compliance with the 1934 Securities and Exchange Act, the 2002 Sarbanes-Oxley Act, and the Rules and Regulations promulgated by the Securities and Exchange Commission. The Company agreed to compensate Mr. Quintero with a monthly fee of $1,500.00 and a one-time issuance of 250,000 shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 5, 2018

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

Chief Executive Officer

(Principal Executive Officer)

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